UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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BAYOU CITY EXPLORATION, INC.

(Name of Registrant as Specified in its Charter)

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BAYOU CITY EXPLORATION, INC.

632 Adams Street, Suite 700

Bowling Green, Kentucky 42101

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TAKEN BY WRITTEN CONSENT OF MAJORITY OF STOCKHOLDERS, IN LIEU OF ANNUAL MEETING

To the Stockholders of Bayou City Exploration, Inc.:

This Information Statement is furnished to holders of shares of Common Stock, $.005 par value (the “Common Stock”) of Bayou City Exploration, Inc. (“BCE,” “we,” “us” or the “Company”). We are sending you this Information Statement to inform you that, in lieu of an Annual Meeting of Stockholders, by written consent the holders of a majority of our Common Stock (the “Consenting Stockholders”) have approved the following actions (the “Corporate Actions”) by written consent:

1.	Re-election of Stephen C. Larkin and Travis N. Creed as directors of the Company;

2.	The approval on an advisory basis of executive compensation; and

3.	The selection of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis, executive compensation.

The accompanying Information Statement is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, the foregoing Corporate Actions were approved by our Board of Directors (the “Board”) by written consent on July 31, 2013. Thereafter, on July 31, 2013, three stockholders of the Company (the “Consenting Stockholders), collectively holding a majority of the issued and outstanding Common Stock of the Company, adopted by written consent resolutions approving the Corporate Actions. The written consent is the only stockholder approval required under Nevada law for the purpose of approving the Corporate Actions. The Board is therefore not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement carefully and in its entirety for a description of the actions taken by the Consenting Stockholders.

The Corporate Actions will not become effective before the date which is 20 days after this Information Statement was first mailed to stockholders. This Information Statement is being mailed on or about August 19, 2013 to stockholders of record on July 31, 2013 (the “Record Date”).

By order of the Board of Directors

/s/ Stephen C. Larkin

Stephen C. Larkin President, Chief Executive Officer and Chief Financial Officer

Bowling Green, Kentucky

August 19, 2013

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BAYOU CITY EXPLORATION, INC.

632 Adams Street, Suite 700

Bowling Green, Kentucky 42101

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement (the “Information Statement”) is being mailed on or about August 19, 2013 to the holders of record at the close of business on July 31, 2013 (the “Record Date”), of the Common Stock of Bayou City Exploration, Inc., a Nevada corporation (“BCE,” “we,” “us” or the “Company”), in connection with action taken by written consent of holders of a majority of our Common Stock in lieu of an annual meeting to approve the following actions (the “Corporate Actions”):

1.	Re-election of Stephen C. Larkin and Travis N. Creed as directors of the Company;

2.	The approval on an advisory basis of executive compensation; and

3.	The selection of three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis, executive compensation.

Members of the Board of Directors (the “Board”) and stockholders collectively owning 555,610 shares of our issued and outstanding Common Stock (the “Consenting Stockholders”) have executed a written consent approving the Corporate Actions. The Consenting Stockholders held of record on the Record Date approximately 56% of the total issued and outstanding Common Stock of the Company, which was sufficient to approve the proposed Corporate Actions. Dissenting stockholders do not have any statutory appraisal rights as a result of the Corporate Actions taken. The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Corporate Actions.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Pursuant to NRS 78.330, directors of the Corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above Corporate Actions, the Company’s Board of Directors consented to the utilization of, and did in fact obtain, the written consent of the Consenting Stockholders who collectively own shares representing a majority of our Common Stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders of record on the Record Date. The Corporate Actions will be effective 20 days (the “20-day Period”) after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about September 7, 2013.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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Forward Looking Statements

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time to time in future SEC filings.

VOTE REQUIRED TO APPROVE THE CORPORATE ACTIONS

As of the Record Date, there were 990,230 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each of the Corporate Actions. The affirmative vote of the holders of a plurality of the total votes cast by stockholders entitled to vote and present in person or by proxy at the annual meeting is required to elect directors. For the approval of the remaining Corporate Actions approving executive compensation and selecting the frequency of future advisory votes on executive compensation (the “Say on Pay Actions”), the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Record Date, or 495,116 shares, was required for approval.

CONSENTING STOCKHOLDERS

On July 31, 2013, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve each of the Corporate Actions. In connection with the adoption of the resolutions, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock in order to reduce the costs and implement the Corporate Actions in a timely manner.

On July18, 2013, the following Consenting Stockholders, who collectively own 555,610 shares of the Company’s issued and outstanding Common Stock (approximately 56%), consented in writing to each of the proposed Corporate Actions:

Stephen C. Larkin	260,629	shares representing approximately 26.3%
Robert Burr	9,981	shares representing approximately 1.0%
Robert and Doris Burr	285,000	shares representing approximately 28.8%

Under Section 14(c) of the Exchange Act, the Corporate Actions cannot become effective until the expiration of the 20-day Period.

The Company is not seeking written consent from any of our other stockholders and stockholders other than the Consenting Stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of providing stockholders advance notice of the actions taken, as required by the Exchange Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under the NRS to dissent or require a vote of all stockholders.

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DIRECTORS AND EXECUTIVE OFFICERS

The Company has one executive officer, Stephen C. Larkin, and two directors, Mr. Larkin and Travis N. Creed. Information regarding both directors and our current executive officer may be found in the disclosures below relating to the re-election of both Mr. Larkin and Mr. Creed to serve as directors of the Company.

RE-ELECTION OF TWO DIRECTORS

In accordance with the Company’s Bylaws, the Board has fixed the number of directors at two. The terms of both incumbent directors, Stephen C. Larkin and Travis N. Creed expire in 2013. The Board nominated both of its incumbent members for re-election as directors to serve a term of one year and each incumbent member was subsequently re-elected by the Consenting Stockholders. Both of the nominees consented to being named as a nominee and to serve as a director.

Information regarding the directors of the Company is provided below. All directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. As such, the term of each director will expire in 2014. The executive officers of our Company are appointed by our Board of Directors and hold office until their death, resignation or removal from office.

Director	Age	Company Position or Office	Director Since

Stephen C. Larkin	53	Director President, Chief Executive Officer and Chief Financial Officer	2009

Travis N. Creed	47	Director and Chairman	2010

Stephen C. Larkin was elected to serve as our President and Chief Executive Officer effective as of November 30, 2012 and has served as a director and the Chief Financial Officer of the Company since November 22, 2010. Mr. Larkin also currently serves as a director and the President of Blue Ridge Group, Inc., and served as its Chief Financial Officer beginning in July 2008 until his appointment as its President in November 2010. From September 1998 until September 2007, Mr. Larkin served as President and Chief Executive Officer of Sensus Precision Die Casting, Inc. and President, Chief Executive Officer and Chairman of the Board Sensus Rongtai (Yangzhou) Precision Die Casting, Ltd. (a Chinese subsidiary of Sensus Precision Die Casting, Inc.) and managed all aspects of the company. Mr. Larkin spent a total of 21 years with Sensus Metering Systems, Inc. (parent company to Sensus Precision Die Casting, Inc.) in positions ranging from Controller and Chief Financial Officer of one of its divisions (for seven years), to Vice President of Operations (for four years) then finally with Sensus Precision Die Casting Company as their President and Chief Executive Officer. Prior to that Mr. Larkin spent almost six years with Ernst and Young, LLP both in the Lansing, Michigan office and the Tampa Bay, Florida office and held the position of Senior Manager-Auditing when he left. Mr. Larkin earned a B.A. Degree from Michigan State University in Accounting in 1981, a Master of Business Administration degree from Michigan State University in Operations Management in 1989 and an Executive Master of Business Administration from the University of New Hampshire in International Business in 1997. Mr. Larkin became a Certified Public Accountant in May 1982 in the State of Florida.

Travis N. Creed was appointed to serve as a director of the Company in July 2010. Since 2007, Mr. Creed has also served as Senior Vice President - Real Property Division and General Counsel for Blue Ridge Group, Inc. Mr. Creed holds degrees from Westminster College and the University of Arkansas School of Law. Mr. Creed is a licensed to practice law in the State of Arkansas, however, he has been voluntarily inactive since 2007 and does not presently engage in the practice of law. In addition to the practice of law, Mr. Creed has owned an electrical contracting company, a mortgage trading company and a real estate development company. He has experience in banking including founding and serving as President of Pinnacle Resources, a wholly owned subsidiary of Pinnacle Bank in Little Rock, Arkansas.

Family Relationships

There are no family relationships among any of our directors and executive officers.

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Involvement in Certain Legal Proceedings

None of the Company’s directors or executive officers is a party to any material legal proceeding adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them. Based solely on our review of the copies of such forms received by us with respect to fiscal year 2012, or written representations from certain reporting persons, we believe all of our officers and directors and persons who own more than 10% of our Common Stock have met all applicable filing requirements, except as described in this paragraph. Kevin Cline, who served as a director of the Company from June 26, 2012 to November 20, 2012, filed one late Form 3 on November 27, 2012. Robert D. Burr, a stockholder owning greater than 10% of the Company’s common stock as of March 8, 2012, filed one late Form 3 on March 28, 2012.

CORPORATE GOVERNANCE

Board Committees and Financial Expert

The Company does not currently maintain separate audit, nominating or compensation committees. When necessary, the entire Board performs the tasks that would be required of those committees. Furthermore, we do not have an “audit committee financial expert” serving on the Board at this time, because we have not been able to engage an additional director to join the Board who has such qualifications. We do not have adequate financial resources at this time to provide compensation to such an expert for serving on our Board.

Board Member Attendance at Meetings

During the year ended December 31, 2012, the Board met on 5 occasions. Each of the Company’s directors in office as of the date of such meetings attended all meetings of the Board. While the Company has no formal policy, directors are encouraged to attend the Company’s annual meeting of stockholders when held. The Company does not have audit, nominating or compensation committees.

Director Nominating Process

Based on the Company’s history and experience without a nominating committee, the Board believes it is appropriate for the Company to continue operations without a standing nominating committee. Historically, there have not been many vacancies on the Board and the entire Board has identified available and qualified candidates. The Board has not adopted specific minimum criteria for director nominees. All directors participate in the consideration of the director nominees, and both of the nominees described in this Information Statement were recommended by the incumbent Board. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board’s composition. However, in making nominations the Board will consider the individual’s integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. Though no written policy is currently in place with respect to such nominations, the Board will consider persons for director nomination who are proposed by stockholders. The Board will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or stockholder. Stockholders who wish to propose a person for consideration by the Board as a director nominee should send the name of such person, together with information concerning such person’s qualifications and experience, in writing to the Chairman of the Board at the Company’s address, in accordance with the Company’s advance notice provisions for stockholder proposals to be included in its annual proxy statements. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

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Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders. Currently, Mr. Travis Creed is the Company’s Chairman of the Board and Mr. Stephen C. Larkin serves as a director and the President, Chief Executive Officer and Chief Financial Officer of the Company. The Board believes this is the most appropriate structure for the Company at this time as it makes the best use of their respective skills and experience.

Board’s Role in the Oversight of Risk Management

In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes that an effective risk management system will (1) adequately identify the material risks to the Company, (2) monitor (and implement if necessary) the effectiveness of the risk mitigating policies and procedures and (3) provide management with information on risk and the risk management process in order to make better business decisions.

Due to the size and resources of the Company, the entire Board bears the responsibility for the risk management system. The Board’s objective is to strive to generate serious and thoughtful attention to the Company’s risk management process, the nature of material risks affecting the Company and the adequacy of the Company’s policies and procedures designed to address and, where appropriate, mitigate these risks.

Director Independence

Our securities are not currently listed on a national securities exchange or interdealer quotation system which would require that the Board include a majority of directors that are “independent.” Furthermore, Travis Creed is the only member of our Board of Directors who would qualify as an “independent” director as such term is defined in the Nasdaq Global Market listing standards.

Report of the Board of Directors Regarding Audit Matters

As of the date of this Information Statement, the Company has not established or appointed members to an audit committee. Therefore, the role of an audit committee has been conducted by the Board.

Currently, the entire Board performs the duties of an audit committee and oversees the Company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board has (1) reviewed and discussed the interim financial statements filed quarterly and the audited financial statements in its Annual Report on Form 10-K with management; (2) discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Board concerning independence; (4) discussed with the independent registered public accounting firm its independence; and (5) discussed with management critical accounting policies and the processes and controls related to the President and Chief Executive Officer and the Chief Financial Officer financial reporting certifications required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC. In reliance on the reviews and discussions referred to above, the Board approved the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The Board also approved the selection of the Company’s independent registered public accounting firm.

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Compensation Matters

The Company does not currently maintain a separate compensation committee. The Board evaluates and makes determinations annually concerning each executive officer’s base salary and equity incentive compensation as well as compensation paid to directors. Compensation decisions are made based on each executive officer’s past performance as well as expectations of future performance, with a view towards ensuring that each officer’s total compensation is competitive and reasonable. In evaluating the performance and expectations for future performance of executive officers, the Board takes into consideration the recommendation of Mr. Steven Larkin and, when appropriate, other executive officers. During the last completed fiscal year, the Board did not use the services of any compensation consultant in determining or recommending the amount or form of executive and director compensation.

Compensation Committee Interlocks and Insider Participation

Stephen Larkin, who serves as a director and the Company’s sole executive officer, contributed recommendations and participated in deliberations of the Company’s Board of Directors relating to his compensation.

Stockholder Communications

A stockholder may contact one or more of the members of the Board in writing by sending such communication to the Secretary at the Company’s address. The Secretary will forward stockholder communications to the appropriate director or directors for review. Anyone who has a concern about the conduct of the Company or the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board at the Company’s address. Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked “confidential.”

TRANSACTIONS WITH RELATED PERSONS

On March 8, 2012, the Company entered into a Stock Purchase Agreement with eight investors (the “Investors”), pursuant to which the Company sold 70,000,000 (pre-reverse split) shares of the Company’s common stock, $0.005 par value (the “Common Stock”), in a private offering at a price of $0.005 per share, for total consideration to the Company valued at $350,000. The Investors included Charles T. Bukowski, Jr., (who formerly served as the Company’s President and Chief Executive Officer, and as a Board member), Travis N. Creed, a member of the Board, Stephen C. Larkin, the Company’s current President, Chief Executive Officer and Chief Financial Officer and a member of the Board, Robert D. and Doris R. Burr, (Robert D. Burr also formerly served the Company’s Chief Executive Officer), Danny Looney, the Company’s tax accountant, Harry J. Peters, a consultant to the Company, Robert Shallow, a current stockholder, and G2 International, Inc., a consultant to the Company. The consideration for the Common Stock was paid primarily in cash, however, the shares issued to G2 International, Inc. were issued in exchange for settlement of outstanding invoices for consulting services rendered.

Proposed transactions between the Company and a related person are submitted to the disinterested directors serving on the Board. In making determinations regarding such proposed transactions, the disinterested directors consider, among other factors, whether the proposed transaction is in the Company’s best interest and is on terms no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Though the foregoing procedures are not set forth in writing, the actions undertaken by the Board with respect to such proposed transactions are memorialized in the minutes and written consents of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The below table lists the compensation of the Company's named executive officers who served the Company in such capacities during the fiscal year ended December 31, 2012.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Charles T. Bukowski	2012	110,000	-	-	110,000
Former President and Chief Executive Officer	2011	120,000	-	7,405	127,405
Stephen C. Larkin,	2012	92,500	27,750	-	120,250
President, Chief Executive Officer and Chief Financial Officer	2011	90,000	-	4,653	94,653

Narrative Disclosure to Summary Compensation Table

Charles Bukowski, the Company’s former President and Chief Executive Officer, received a base salary of $120,000, which he began receiving in July 2010. However, Mr. Bukowski resigned on November 30, 2012. Our President, Chief Executive Officer, and Chief Financial Officer, Stephen C. Larkin, currently receives a base salary of $120,000 per year. This was increased on December 1, 2012 from a previous salary of $90,000 per year. As part of the Company’s compensation package, its officers are from time to time awarded stock options. In 2009, Mr. Larkin received stock options as part of a decision on the part of the Board to cancel outstanding stock options that were substantially “out of the money” and issue new stock options on terms more in line with the Company’s stock price at that time. The Board uses the stock options as an incentive to its officers and believes this practice to be comparable to other public companies. In May 2009, Mr. Larkin was awarded an option to purchase 10,000 shares of common stock at an exercise price of $0.01 per share. Mr. Larkin’s options vested over a two year period. The stock option awards were issued pursuant to the Company’s 2005 Stock Option and Incentive Plan. In 2010, Mr. Bukowski was awarded 5,000 stock options in connection with his appointment as the Company’s President and Chief Executive Officer. Mr. Bukowski’s options vested over a two-year period and have a $0.05 exercise price. Each of the named executive officers’ stock option awards have a ten year term, beginning on the award date. However, after Mr. Bukowski’s resignation on November 30, 2012, his stock options expired thirty days later on December 30, 2012.

In July 2010, the Board of Directors, in connection with the appointment of Charles Bukowski as the Company’s now former President and Chief Executive Officer, passed a corporate resolution establishing a bonus program for the Company’s Chief Executive Officer and Chief Financial Officer. The resolution established that for the first $500,000 in pre-tax income the Company makes after July 1, 2010, the Company will pay each of the officers 20% of their base salary and for each $250,000 the Company makes in pre-tax income thereafter, the Company will pay an additional bonus equal to 10% of the officer’s base salary. The bonus is to reset on January 1st of each year. During 2011, the Company failed to reach the $500,000 threshold, however in 2012 the company reached over the $750,000 threshold and accordingly Stephen Larkin was paid a bonus of $27,750, which is based on 30% of his gross earnings for 2012, on March 14, 2013.

Employment Agreements

There were no employment agreements in place as of December 31, 2012.

Stock Option Plan

On February 22, 2005, the Board of Directors approved the Bayou City Exploration, Inc. (formerly Blue Ridge Energy, Inc.) 2005 Stock Option and Incentive Plan (the “Stock Option Plan”). The Stock Option Plan allows for the granting of stock options to eligible directors, officers, employees, consultants and advisors.

Effective January 1, 2006, the Company accounts for the Stock Option Plan in accordance with revised Statement of Financial Accounting Standards (SFAS) No. 123, Share-Based Payment (SFAS 123(R). Accordingly, stock compensation expense has been recognized in the statement of operations based on the grant date fair value of the options for the period ended December 31, 2010. Prior to January 1, 2006, the Company accounted for stock compensation cost under the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB 25) as permitted by SFAS 123 as originally issued. Under APB 25, stock compensation expense was recognized only if the options had intrinsic value (difference between option exercise price and the fair market value of the underlying stock) at the date of grant. As the Company issued all options with an exercise price equal to the grant date market value of the underlying stock, no compensation expense had previously been recorded by the Company.

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The maximum number of shares with respect to which options may be awarded under the Stock Option Plan is seventy thousand (70,000) common shares of which approximately 21,500 shares remain available for grant as of December 31, 2012. The following table shows more information about our Stock Option Plan. .

Outstanding Equity Awards

The following table shows information regarding awards granted to each of our named executive officers and directors under our Stock Option Plan outstanding as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date

Stephen C. Larkin President, CEO and CFO	10,000	–	–	$1.00	05/18/19

Travis N. Creed Chairman	5,000	–	–	$1.00	05/18/19

Director Compensation

During 2012, the directors of the Company were not compensated for their services as directors of the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 7, 2012, the Company executed a letter agreement engaging Turner, Stone & Company, L.L.P. (“Turner Stone”) as its independent registered public accounting firm, and terminated the engagement of its former independent registered public accounting firm, KWCO, P.C (formerly known as Kilman, Murrell & Company, PC). (“KWCO”), for geographic convenience. None of KWCO’s reports on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The decision to engage Turner Stone was approved by the Company’s Board of Directors on June 7, 2012.

During the fiscal years ended December 31, 2010, 2011 and 2012 through the date of termination of their engagement, there were no disagreements with KWCO on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of KWCO, would have caused the Company to make reference to the matter in a report on the Company’s financial statements. Furthermore, during the Company’s two most recent fiscal years and all subsequent interim periods, the Company did not consult Turner Stone regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any other matter.

Since the Company has opted to obtain stockholder consents in lieu of holding an Annual Meeting of Stockholders, there will be no opportunity for representatives of Turner Stone to address the stockholders or respond to questions.

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Audit Fees

The Company incurred $17,390, in fees from Turner Stone for the review of the second and third 2012 quarterly 10-Q reports, $22,870 from KWCO for review of the first quarter 2012 quarterly 10-Q report, and will pay approximately $30,000 for its annual December 31, 2012 audit. The Company incurred $21,355 in fees from KWCO for the review of the three 2011 quarterly 10-Q reports and $49,453 from KWCO for auditing the Company’s financial statements for December 31, 2011 and review of the annual 10-K.

Audit Related Fees

The Company incurred no fees or expenses for the 2012 and 2011 fiscal years for professional services rendered by Turner Stone or KWCO other than the fees disclosed above under the caption “Audit Fees” for assurance and related services relating to performance of the audit or review of our financial statements.

Tax Fees

We incurred no fees or expenses for the 2012 and 2011 fiscal years for professional services rendered by Turner Stone or KWCO for tax compliance, tax advice, or tax planning.

All Other Fees

We incurred no other fees or expenses for the 2012 and 2011 fiscal years for any other products or professional services rendered by Turner Stone or KWCO other than as described above.

Administration of Engagement of Auditor

The Company does not currently maintain a separate audit committee. When necessary, the entire Board performs the tasks that would be required of such committees. As such, at its regularly scheduled and special meetings, the Board considers and pre-approves any audit and non-audit services to be performed by our independent accountants.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), implementing Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote, on a non-binding, advisory basis, to approve the executive compensation of our named executive officers as disclosed in this Information Statement. By written consent on July 31, 2013, the Consenting Stockholders approved on an advisory basis the compensation for our named executive officers, which is described in the section titled “Executive Compensation” in this Information Statement.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A(a)(2) of the Exchange Act, implementing Section 951 of the Dodd-Frank Act, enables our stockholders to select, on a non-binding, advisory basis, a preferred frequency with which we are to hold a stockholder vote to approve, on a non-binding, advisory basis, the executive compensation of our named executive officers. By written consent on July 31, 2013, the Consenting Stockholders selected three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis, executive compensation.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of July 18, 2013, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, each of our directors and executive officers, and all of our directors and executive officers as a group. The information presented below regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise listed below, the address of each person is c/o Bayou City Exploration, Inc., 632 Adams Street — Suite 700, Bowling Green, Kentucky 42101. Except as set forth below, applicable percentages are based upon 990,230 shares of Common Stock outstanding as of July 18, 2013.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Stephen C. Larkin(1)	270,629	27.06%
Travis N. Creed(2)	35,000	3.52%
All directors, nominees and officers as a group (2 persons)	305,629	30.40%
Robert Burr(3)	294,981	29.79%
Doris Burr(3)	294,981	29.79%

(1)	Mr. Larkin’s beneficial ownership interest includes vested options for the purchase of 10,000 shares exercisable within 60 days March 30, 2013, plus 260,629 shares in his personal portfolio.

(2)	Mr. Creed’s beneficial ownership interest includes vested options for the purchase of 5,000 shares exercisable within 60 days March 30, 2013, plus 30,000 shares in his personal portfolio.

(3)	Represents 9,981 shares held by Robert Burr individually and 285,000 shares held jointly with Doris Burr, his spouse. Mr. and Ms. Burr’s address is 1314 Fairview Avenue, Bowling Green, KY 42103.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2012; and

(2)	Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

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You may request a copy of these filings, at no cost, by writing Bayou City Exploration, Inc. at 632 Adams Street, Suite 700, Bowling Green, Kentucky 42101 or telephoning the Company at (270) 842-2421. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 632 Adams Street, Suite 700, Bowling Green, Kentucky 42101 or telephone at (270) 842-2421. If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Corporate Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen C. Larkin

Stephen C. Larkin President, Chief Executive Officer and Chief Financial Officer

Bowling Green, Kentucky

August 19, 2013

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